EXHIBIT 99.1

Mindspeed Reports Fiscal Third Quarter 2013 Results

NEWPORT BEACH, Calif., July 30, 2013 (GLOBE NEWSWIRE) -- Mindspeed Technologies, Inc. (Nasdaq:MSPD), a leading supplier of semiconductor solutions for communications infrastructure applications, today reported results for its fiscal third quarter of 2013. For the quarter ended June 28, 2013, Mindspeed recorded net revenue of $35.6 million, a loss per share of $0.01 on a non-GAAP basis, and earnings per share of $0.04 on a GAAP basis.

Revenue from high-performance analog (HPA) products was $15.3 million, or 43 percent of fiscal third quarter 2013 net revenue, and was down 3 percent versus the prior fiscal quarter. Revenue from communications processors was $17.7 million, or 50 percent of net revenue, and was up approximately 3 percent versus the prior fiscal quarter. Wireless infrastructure revenue contributed $2.6 million in the quarter, or approximately 7 percent of total revenue, and was up 3 percent versus the prior fiscal quarter.

Non-GAAP operating profit for the fiscal third quarter of 2013 was approximately $644,000, compared to a non-GAAP operating loss of $541,000 in the prior fiscal quarter. GAAP operating loss for the fiscal third quarter of 2013 was $3.5 million, compared to a GAAP operating loss of $39.3 million in the prior fiscal quarter. Non-GAAP net loss for the fiscal third quarter of 2013 was $461,000, or $0.01 per share, compared to a non-GAAP net loss of $978,000, or $0.02 per share, in the prior fiscal quarter. GAAP net income in the fiscal third quarter of 2013 was $1.6 million, or $0.04 per share, compared to a GAAP net loss of $40.1 million, or $1.00 per share, in the prior fiscal quarter.

"We are pleased to report results that exceeded our expectations for the fiscal third quarter," commented Raouf Y. Halim, chief executive officer at Mindspeed. "We believe we have a strong set of product families, ranging from high-performance analog to communications processors and wireless infrastructure, that will continue to strengthen our market position."

Non-GAAP results exclude goodwill and asset impairment charges, stock-based compensation and related payroll costs, restructuring charges, acquisition-related costs, amortization of intangible assets, other income from the picoChip settlement agreement and non-cash interest expense on convertible senior notes, among other items. Reconciliations of the non-GAAP measures to GAAP measures are included in the accompanying financial data.

Outlook

Mindspeed forecasts total net product revenue in the fiscal fourth quarter of 2013 to be between $35 to $37 million. The company expects fiscal fourth quarter of 2013 non-GAAP gross margin to be approximately 60 percent and anticipates non-GAAP operating expenses to be approximately $21.5 million in the fiscal fourth quarter of 2013.

Fiscal Third Quarter 2013 Conference Call

Mindspeed will conduct a conference call announcing its fiscal third quarter of 2013 results today at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time. To listen to the conference call via telephone, call 877-303-3204 (domestic) or 253-237-1154 (international); password: Mindspeed. To listen via the Internet, please visit the Investors section of Mindspeed's web site at http://www.mindspeed.com. A replay of the conference call will be available in the Investors section of Mindspeed's web site at http://www.mindspeed.com for a period of thirty days after the call.

About Mindspeed Technologies

Mindspeed Technologies (Nasdaq:MSPD) is a leading provider of network infrastructure semiconductor solutions to the communications industry. The company's low-power system-on-chip (SoC) products are helping to drive video, voice and data applications in worldwide fiber-optic networks and enable advanced processing for 3G and long-term evolution (LTE) mobile networks. The company's high-performance analog products are used in a variety of optical, enterprise, industrial and video transport systems. Mindspeed's products are sold to original equipment manufacturers (OEMs) around the globe.

To learn more, please visit www.mindspeed.com. Company news and updates are also posted at www.twitter.com/mindspeed.

Non-GAAP Measures

We provide non-GAAP measures as a supplement to financial results based on GAAP. A detailed reconciliation of the non-GAAP results to the most directly comparable GAAP measures is set forth below under the heading "Reconciliation of Non-GAAP Measures to GAAP Measures." Investors are encouraged to review the accompanying press release reconciliations. We believe the presentation of non-GAAP measures provides investors with additional insight into underlying operating results and prospects for the future by excluding goodwill and asset impairments, as well as stock-based compensation and related payroll costs, profit in acquired inventory, amortization of acquired intangible assets, non-recurring legal and settlement costs, strategic alternatives process costs, employee separation costs, acquisition-related costs, integration costs, revaluation of contingent consideration, purchase price adjustments, other income from the picoChip settlement agreement, restructuring charges and/or non-cash interest expense on our convertible senior notes. We have historically reported similar financial measures and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

We also discuss certain non-GAAP measures excluding patent sales as a supplement to financial results based on GAAP. The sale of patents in the fiscal first quarter of 2013 impacted our net revenue, gross margin, operating income and net income.

We use non-GAAP gross margin, research and development expenses, selling, general and administrative expenses, operating expenses, operating income, other expense, net, net income and net income per share internally to evaluate our operating performance and to determine certain components of management compensation. In addition, we use these non-GAAP measures for internal budgets and forecasts. We believe that these non-GAAP measures can be useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making.

We exclude stock-based compensation and related payroll costs and non-cash interest expense on our convertible senior notes from non-GAAP measures because we believe that excluding these costs can enhance the understanding of our performance. We exclude profit in acquired inventory to facilitate comparability of gross profit between periods and to better reflect continuing operations of the acquired company. We exclude employee separation costs, non-recurring legal and settlement costs, strategic alternatives process costs, restructuring charges, acquisition-related costs, integration costs, purchase price adjustments, other income from the picoChip settlement agreement and revaluation of contingent consideration because they include significant discrete items that may not be indicative of our ongoing operations or economic performance.   Similarly, we have excluded goodwill and asset impairment charges related to our wireless infrastructure reporting unit because they involve non-cash items that relate to historic imputed valuations of the reporting unit's business and assets and are not indicative of its operating or economic performance.

We do not provide forward-looking GAAP measures or a reconciliation of the forward-looking non-GAAP measures to GAAP measures because of our inability to project restructuring charges, employee separation costs and stock-based compensation and related payroll costs.

The non-GAAP financial measures we provide have certain limitations because they do not reflect all of the costs associated with the operation of our business as determined in accordance with GAAP. The non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. We endeavor to compensate for the limitations of these non-GAAP measures by providing GAAP financial statements, descriptions of the reconciling items and a reconciliation of the non-GAAP measures to the most directly comparable GAAP measures so that investors can appropriately incorporate the non-GAAP measures and their limitations into their analyses. For complete information on goodwill and asset impairments, stock-based compensation and related payroll costs, profit in acquired inventory, amortization of acquired intangible assets, non-recurring legal and settlement costs, strategic alternatives process costs, employee separation costs, restructuring charges, acquisition-related costs, integration costs, other income from the picoChip settlement agreement, revaluation of contingent consideration and non-cash interest expense on our convertible senior notes, please see our financial statements and "Management's Discussion and Analysis of Results of Operations and Financial Condition" that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include statements regarding our expectations, goals or intentions, including, but not limited to: our current expectations for fiscal fourth quarter 2013 net product revenue, non-GAAP gross margin and non-GAAP operating expenses. These forward-looking statements are based on management's current expectations, estimates, forecasts and projections and are subject to risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements. In addition, our business is subject to numerous risks and uncertainties that could adversely affect investors in our securities, including fluctuations in our operating results and the potential for future operating losses; loss of or diminished demand from one or more key distributors; our ability to successfully develop and introduce new products; pricing pressures; whether we continue to sustain losses and consume cash in our operations; customer and employee uncertainty arising from our previously announced engagement of Morgan Stanley & Co. LLC to review our strategic alternatives; and the potential for intellectual property or other litigation. Additional risks and uncertainties that could cause our actual results to differ from those set forth in any forward-looking statements are discussed in more detail under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended September 28, 2012, our most recent Quarterly Report on Form 10-Q and our future filings with the SEC.

MINDSPEED TECHNOLOGIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	June 28, 2013	March 29, 2013	June 29, 2012	June 28, 2013	June 29, 2012

Net revenue:
Products	$ 35,579	$ 35,385	$ 35,451	$ 109,358	$ 104,151
Intellectual property	--	--	--	6,000	591
Total net revenue	35,579	35,385	35,451	115,358	104,742
Cost of goods sold (a), (b)	13,776	16,615	18,186	45,485	47,244
Gross margin	21,803	18,770	17,265	69,873	57,498

Operating expenses:
Research and development (a)	15,153	16,106	18,105	46,856	50,853
Selling, general and administrative (a)	9,823	10,183	11,610	29,604	34,020
Goodwill impairment charge (b)	--	30,466	--	30,466	--
Impairment of indefinite-lived intangible assets (b)	--	500	--	500	--
Acquisition-related costs	26	178	680	216	3,748
Restructuring charges	293	676	78	2,541	1,350
Total operating expenses	25,295	58,109	30,473	110,183	89,971

Operating loss	(3,492)	(39,339)	(13,208)	(40,310)	(32,473)

Other income/(expense), net	5,148	(561)	6,519	3,214	6,171

Income/(loss) before income taxes	1,656	(39,900)	(6,689)	(37,096)	(26,302)

Provision for income taxes	57	154	165	282	387

Net income/(loss)	$ 1,599	$ (40,054)	$ (6,854)	$ (37,378)	$ (26,689)

Net income/(loss) per share:
Basic	$ 0.04	$ (1.00)	$ (0.18)	$ (0.93)	$ (0.74)
Diluted	$ 0.04	$ (1.00)	$ (0.18)	$ (0.93)	$ (0.74)

Weighted-average number of shares used in per share computation:
Basic	40,575	40,115	38,784	40,064	35,992
Diluted	40,929	40,115	38,784	40,064	35,992

(a) Includes stock-based compensation expense and related payroll costs.

(b) During the second quarter of fiscal 2013, we performed an evaluation of goodwill, definite-lived intangible assets and indefinite-lived intangible assets as we believed there was an impairment triggering circumstance which warranted an evaluation. This circumstance was the slower than expected deployments of 3G small cell base stations. As a result, we recorded a charge for the impairment of goodwill, definite-lived intangible assets and indefinite-lived intangibles of $33.4 million related to our wireless infrastructure reporting unit. The impairment charge for the definite-lived intangible assets was included in cost of goods sold.

MINDSPEED TECHNOLOGIES, INC.
Reconciliation of Non-GAAP Measures to GAAP Measures
(unaudited, in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	June 28, 2013	March 29, 2013	June 29, 2012	June 28, 2013	June 29, 2012

Reconciliation of Non-GAAP Gross Margin to GAAP Gross Margin

Non-GAAP gross margin	$ 22,048	$ 21,489	$ 21,458	$ 73,141	$ 62,289
Items excluded from non-GAAP gross margin:
Asset impairments (b)	--	2,420	3,385	2,420	3,385
Stock-based compensation and related payroll costs	(2)	52	48	107	47
Profit in acquired inventory (c)	--	--	514	--	962
Amortization of acquired intangible assets (d)	247	247	246	741	397
Gross margin	$ 21,803	$ 18,770	$ 17,265	$ 69,873	$ 57,498

Reconciliation of Non-GAAP Research and Development Expenses to GAAP Research and Development Expenses
Non-GAAP research and development expenses	$ 14,445	$ 14,911	$ 16,960	$ 43,856	$ 47,821
Items excluded from non-GAAP research and development expenses:
Asset impairment (f)	--	--	--	135	--
Stock-based compensation and related payroll costs	886	1,008	899	2,844	2,785
Employee separation costs (e)	(178)	187	246	21	247
Research and development expenses	$ 15,153	$ 16,106	$ 18,105	$ 46,856	$ 50,853

Reconciliation of Non-GAAP Selling, General and Administrative Expenses to GAAP Selling, General and Administrative Expenses

Non-GAAP selling, general and administrative expenses	$ 6,959	$ 7,119	$ 8,376	$ 21,734	$ 25,567
Items excluded from non-GAAP selling, general and administrative expenses:
Stock-based compensation and related payroll costs	2,163	2,220	2,320	6,060	6,032
Amortization of acquired intangible assets (d)	104	104	106	312	171
Non-recurring legal and settlement costs	306	774	--	1,197	--
Strategic alternatives process costs (k)	268	--	--	268	--
Employee separation costs (e)	23	(14)	276	53	257
Integration costs (g)	--	(20)	532	(20)	1,993
Selling, general and administrative expenses	$ 9,823	$ 10,183	$ 11,610	$ 29,604	$ 34,020

Reconciliation of Non-GAAP Operating Expenses to GAAP Operating Expenses
Non-GAAP operating expenses	$ 21,404	$ 22,030	$ 25,336	$ 65,590	$ 73,388
Items excluded from non-GAAP operating expenses:
Asset impairment (f)	--	--	--	135	--
Goodwill impairment charge (b)	--	30,466	--	30,466	--
Impairment of indefinite-lived intangible assets (b)	--	500	--	500	--
Stock-based compensation and related payroll costs	3,049	3,228	3,219	8,904	8,817
Acquisition-related costs (h)	26	178	680	216	3,748
Restructuring charges	293	676	78	2,541	1,350
Amortization of acquired intangible assets (d)	104	104	106	312	171
Non-recurring legal and settlement costs	306	774	--	1,197	--
Strategic alternatives process costs (k)	268	--	--	268	--
Employee separation costs (e)	(155)	173	522	74	504
Integration costs (g)	--	(20)	532	(20)	1,993
Operating expenses	$ 25,295	$ 58,109	$ 30,473	$ 110,183	$ 89,971

Reconciliation of Non-GAAP Operating Income/(Loss) to GAAP Operating (Loss)/Income
Non-GAAP operating income/(loss)	$ 644	$ (541)	$ (3,878)	$ 7,551	$(11,099)
Items excluded from non-GAAP operating income/(loss):
Asset impairments (b), (f)	--	2,420	3,385	2,555	3,385
Goodwill impairment charge (b)	--	30,466	--	30,466	--
Impairment of indefinite-lived intangible assets (b)	--	500	--	500	--
Stock-based compensation and related payroll costs	3,047	3,280	3,267	9,011	8,864
Acquisition-related costs (h)	26	178	680	216	3,748
Restructuring charges	293	676	78	2,541	1,350
Profit in acquired inventory (c)	--	--	514	--	962
Amortization of acquired intangible assets (d)	351	351	352	1,053	568
Non-recurring legal and settlement costs	306	774	--	1,197	--
Strategic alternatives process costs (k)	268	--	--	268	--
Employee separation costs (e)	(155)	173	522	74	504
Integration costs (g)	--	(20)	532	(20)	1,993
Operating (loss)/income	$ (3,492)	$(39,339)	$(13,208)	$(40,310)	$(32,473)

Reconciliation of Non-GAAP Other (Expense)/Income, Net to GAAP Other Income/(Expense), Net
Non-GAAP other (expense)/income, net	$ (1,048)	$ (283)	$ (654)	$ (2,528)	$ (795)
Items excluded from non-GAAP other expense, net:
Purchase price adjustments (j)	--	(92)	--	(92)	--
Other income from picoChip settlement agreement (l)	6,382	--	--	6,382	--
Revaluation of contingent consideration	--	--	7,277	10	7,277
Non-cash interest expense on convertible senior notes (i)	(186)	(186)	(104)	(558)	(311)
Other income/(expense), net	$ 5,148	$ (561)	$ 6,519	$ 3,214	$ 6,171

Reconciliation of Non-GAAP Net (Loss)/Income to GAAP Net Income/(Loss)
Non-GAAP net (loss)/income	$ (461)	$ (978)	$ (4,697)	$ 4,741	$(12,281)
Items excluded from non-GAAP net (loss)/income:
Asset impairments (b), (f)	--	2,420	3,385	2,555	3,385
Goodwill impairment charge (b)	--	30,466	--	30,466	--
Impairment of indefinite-lived intangible assets (b)	--	500	--	500	--
Stock-based compensation and related payroll costs	3,047	3,280	3,267	9,011	8,864
Acquisition-related costs (h)	26	178	680	216	3,748
Restructuring charges	293	676	78	2,541	1,350
Profit in acquired inventory (c)	--	--	514	--	962
Amortization of acquired intangible assets (d)	351	351	352	1,053	568
Non-recurring legal and settlement costs	306	774	--	1,197	--
Strategic alternatives process costs (k)	268	--	--	268	--
Employee separation costs (e)	(155)	173	522	74	504
Integration costs (g)	--	(20)	532	(20)	1,993
Purchase price adjustments (j)	--	92	--	92	--
Other income from picoChip settlement agreement (l)	(6,382)	--	--	(6,382)	--
Revaluation of contingent consideration	--	--	(7,277)	(10)	(7,277)
Non-cash interest expense on convertible senior notes (i)	186	186	104	558	311

Net income/(loss)	$ 1,599	$(40,054)	$ (6,854)	$(37,378)	$(26,689)

Reconciliation of Non-GAAP Net (Loss)/Income Per Share to GAAP Net Income/(Loss) Per Share
Net (loss)/income per share, basic:
Non-GAAP net (loss)/income	$ (0.01)	$ (0.02)	$ (0.12)	$ 0.12	$ (0.34)
Adjustments	0.05	(0.98)	(0.06)	(1.05)	(0.40)
Net income /(loss)	$ 0.04	$ (1.00)	$ (0.18)	$ (0.93)	$ (0.74)

Net (loss)/income per share, diluted:
Non-GAAP net (loss)/income	$ (0.01)	$ (0.02)	$ (0.12)	$ 0.12	$ (0.34)
Adjustments	0.05	(0.98)	(0.06)	(1.05)	(0.40)
Net income/(loss)	$ 0.04	$ (1.00)	$ (0.18)	$ (0.93)	$ (0.74)

Reconciliation of Shares used in Non-GAAP diluted shares to GAAP diluted shares
Non-GAAP diluted shares	40,575	40,115	38,784	40,734	35,992
The effect of dilutive potential common shares	354	--	--	(670)	--
GAAP diluted shares	40,929	40,115	38,784	40,064	35,992

(c) Profit in acquired inventory results from purchase-accounting adjustments which increase the value of inventory acquired to its fair value. As the acquired inventory is sold, the associated profit in acquired inventory increases cost of goods sold and reduces gross profit.

(d) Amortization of acquired intangible assets reflects amortization expense on intangible assets recorded in conjunction with the picoChip acquisition.

(e) Employee separation costs consist of severance benefits payable to certain former employees of the Company as a result of organizational changes.

(f) Asset impairment includes the write-off of software tools no longer in use.

(g) Integration costs represent costs incurred related to the transition of picoChip to a wholly owned subsidiary of Mindspeed.

(h) Acquisition-related costs are professional fees incurred related to the acquisition of picoChip.

(i) Non-cash interest expense on convertible senior notes represents the amortization of debt discounts recorded in accordance with FASB ASC 470-20, related to the Company's 6.50% and 6.75% convertible senior notes.

(j) Purchase price adjustments consist of adjustments to amounts recognized in the picoChip acquisition that occurred after the measurement period.

(k) Strategic alternatives process costs represent fees incurred in the Company's evaluation of strategic alternatives.

(l) Other income from the picoChip settlement agreement was recorded as a result of a settlement the Company reached with the picoChip selling shareholders' representative to relieve the parties of all outstanding obligations under the picoChip acquisition agreement.

MINDSPEED TECHNOLOGIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(unaudited, in thousands)

	June 28, 2013	September 28, 2012

ASSETS
Current Assets
Cash and cash equivalents	$ 43,047	$ 49,098
Receivables, net	17,471	14,527
Inventories	11,197	10,482
Prepaid expenses and other current assets	3,452	10,497
Total current assets	75,167	84,604

Property, plant and equipment, net	16,264	16,031
Intangible assets, net	32,561	35,351
Goodwill	26,596	57,110
Other assets	4,445	4,000
Total assets	$ 155,033	$ 197,096

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$ 6,882	$ 9,262
Accrued compensation and benefits	4,370	6,401
Deferred income on sales to distributors	3,389	4,396
Deferred revenue	1,768	2,338
Line of credit - short-term	5,521	5,511
Short term debt	16,831	15,384
Contingent consideration	--	1,876
Other current liabilities	5,538	10,661
Total current liabilities	44,299	55,829

Line of credit – long-term	8,000	8,000
Long-term debt	43,502	44,765
Other liabilities	6,331	6,767
Total liabilities	102,132	115,361

Stockholders' equity	52,901	81,735
Total liabilities and stockholders' equity	$ 155,033	$ 197,096

MINDSPEED TECHNOLOGIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Nine Months Ended
	June 28, 2013	June 29, 2012

Cash Flows From Operating Activities
Net loss	$ (37,378)	$ (26,689)
Adjustments required to reconcile net loss to net cash provided by/(used in) operating activities:
Depreciation and amortization of property, plant and equipment	4,457	4,793
Amortization of intangible assets	2,816	2,403
Asset impairments	2,563	3,399
Fair value of contingent consideration	(10)	(7,277)
Restructuring charges	2,541	1,350
Goodwill impairment charge	30,466	--
Impairment of indefinite-lived intangible assets	500	--
Stock-based compensation	8,942	8,653
Inventory provisions	1,321	1,434
Amortization of debt discounts and debt issuance costs	848	457
Non-cash effect of picoChip settlement arrangement	(5,357)	--
Other non-cash items, net	(69)	(36)
Changes in assets and liabilities, net of acquisitions:
Receivables	(2,864)	(203)
Inventories	(2,036)	5,000
Other assets, net	5,137	(3,942)
Accounts payable	(2,378)	(1,840)
Deferred income on sales to distributors	(1,007)	(559)
Restructuring charges	(2,619)	(2,026)
Accrued compensation and benefits	(2,015)	(4,098)
Accrued expenses and other current liabilities	(1,014)	(2,001)
Other liabilities, net	(719)	5,503

Net cash provided by/(used in) operating activities	2,125	(15,679)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(4,081)	(3,132)
Payments under license agreements	(3,334)	(9,560)
Net cash paid for acquired companies	--	(20,096)
Net cash used in investing activities	(7,415)	(32,788)

Cash Flows From Financing Activities
Payments made on capital lease obligations	(337)	(417)
Borrowings under term loan	--	15,000
Payments made on term loan	(375)	--
Borrowings under line of credit	1,420	14,807
Payments made on line of credit	(1,410)	(1,317)
Borrowings under convertible debt	--	30,560
Deferred financing costs	--	(932)
Repurchase of restricted stock for income tax withholding	(1,244)	(1,295)
Proceeds from equity compensation programs	1,195	2,046

Net cash (used in)/provided by financing activities	(751)	58,452

Effect of foreign currency exchange rates on cash	(10)	(74)

Net (decrease)/increase in cash and cash equivalents	(6,051)	9,911
Cash and cash equivalents at beginning of period	49,098	45,227

Cash and cash equivalents at end of period	$ 43,047	$ 55,138

MINDSPEED TECHNOLOGIES, INC.
Selected Corporate Data
(unaudited, in thousands)

	Three Months Ended			Nine Months Ended
	June 28, 2013	March 29, 2013	June 29, 2012	June 28, 2013	June 29, 2012

Gross margin %	61.3%	53.0%	48.7%	60.6%	54.9%

Cash (used in)/provided by:
Operating activities	$ (531)	$ (2,162)	$ (4,009)	$ 2,125	$ (15,679)
Investing activities	(2,285)	(1,830)	(3,017)	(7,415)	(32,788)
Financing activities	(708)	(539)	29,834	(751)	58,452
Effect of foreign currency on cash	(2)	(34)	(24)	(10)	(74)
Net (decrease)/increase in cash	$ (3,526)	$ (4,565)	$ 22,784	$ (6,051)	$ 9,911

Depreciation	$ 1,349	$ 1,555	$ 1,685	$ 4,457	$ 4,793
Amortization of intangible assets	723	1,083	946	2,816	2,403
Capital expenditures	2,285	1,830	3,017	7,415	12,692
Net cash paid for acquired companies	--	--	--	--	20,096

Net revenue by region:
Americas	$ 8,598	$ 6,720	$ 6,240	$ 26,828	$ 17,906
Europe	2,128	3,356	2,421	8,938	7,108
Asia-Pacific	24,853	25,309	26,790	79,592	79,728
Total net revenue	$ 35,579	$ 35,385	$ 35,451	$ 115,358	$ 104,742

Net revenue by product lines:
High-performance analog	$ 15,276	$ 15,683	$ 16,845	$ 50,150	$ 46,846
Communications processors	17,654	17,135	14,583	49,417	50,797
Wireless infrastructure	2,649	2,567	4,023	9,791	6,508
Total net product revenue	35,579	35,385	35,451	109,358	104,151
Intellectual property	--	--	--	6,000	591
Total net revenue	$ 35,579	$ 35,385	$ 35,451	$ 115,358	$ 104,742
CONTACT: Investor Relations Contact:
         Mindspeed Technologies, Inc.
         Kevin Trosian
         VP, Corporate Development and Investor Relations
         +1 949.579.3111
         Investor.Relations@Mindspeed.com